UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2014

MB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55341	47-1696350
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

1920 Rock Spring Road, Forest Hill, MD 21050

(Address of principal executive offices) (Zip Code)

(410) 420-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On December 19, 2014, MB Bancorp, Inc. (the “Company”) issued a press release in connection with the Company’s stock offering, announcing that, based upon preliminary results, the subscription offering that closed on December 12, 2014 was oversubscribed in the first category of the subscription offering by eligible account holders as of June 30, 2013. The Company also announced that the members of the Madison Bank of Maryland (the “Bank”) approved the plan of conversion pursuant to which the Bank will convert to a stock savings bank and become the wholly-owned subsidiary of the Company.

A copy of the press release dated December 19, 2014 is filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits

Number	Description

99.1	Press release dated December 19, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MB BANCORP, INC.

Date: December 23, 2014	By:	/s/ Julia A. Newton
Julia A. Newton
President and Chief Executive Officer

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